FNFV Reports Third Quarter 2015 Results With Success on Several Monetization Efforts and $1.01 Billion Book Value of Portfolio Company Investments, or $13.37 Per Share
Jacksonville, Fla. -- (October 27, 2015) -- Fidelity National Financial, Inc. today reported the operating results for FNFV Group (NYSE:FNFV), a tracking stock established to highlight the inherent value of the portfolio companies of Fidelity National Financial, Inc., for the three and nine-month periods ended September 30, 2015.

•	Total revenue of $369 million in the third quarter versus $367 million in the third quarter of 2014

•	Third quarter adjusted diluted EPS of $0.00 versus adjusted diluted EPS of $(0.06) in the third quarter of 2014

•	Adjusted EBITDA of $18 million for the third quarter versus adjusted EBITDA of $13 million for the third quarter of 2014

•	Third quarter FNFV free cash flow used of $14 million versus $21 million used in the third quarter of 2014

•	$176 million in holding company cash on September 30, 2015

•	Approximately 75.8 million common shares and 78 million diluted shares currently outstanding; since the formation of FNFV in July 2014, approximately 17 million FNFV shares have been repurchased

Restaurant Group

•
$338 million in total revenue, adjusted EBITDA of $16 million and adjusted EBITDA margin of 4.6% for the third quarter versus approximately $343 million in total revenue, adjusted EBITDA of $13 million and an adjusted EBITDA margin of 3.8% in the third quarter of 2014

•
American Blue Ribbon Holdings generated $289 million in total revenue and adjusted EBITDA of more than $11 million; same store sales increased approximately 1.0% in the third quarter, with Ninety Nine, Bakers Square and Village Inn leading the way at 3.9%, 0.6% and 0.4%, respectively; O'Charley's same stores sale were flat, breaking a string of seven consecutive quarters of sales increases

•	J. Alexander's produced $49 million in total revenue and adjusted EBITDA of more than $4 million

Ceridian HCM

•	Third quarter total revenue of approximately $186 million, a 3% decline from the third quarter of 2014 and EBITDA of more than $15 million, for an EBITDA margin of approximately 8%

Digital Insurance

•
Third quarter total revenue of $30 million, a 21% increase over the third quarter of 2014; pre-tax earnings of nearly $1 million, EBITDA of $7 million, a 29% increase over the third quarter of 2014, and a third quarter EBITDA margin of more than 22%

Monetization Initiatives

•
Completed the tax-free distribution of J.Alexander's common stock to FNFV shareholders on September 28, 2015; FNFV shareholders received 0.17272 shares of J. Alexander's for each share of FNFV common stock; J. Alexander's began trading as an independent public company on September 29, 2015

•
In October, received gross proceeds of approximately $136 million from the indirect sale of approximately 912,000 shares of Fleetcor common stock in September 2015; net, after-tax proceeds were approximately $108 million; these proceeds are not included in the September 30, 2015 holding company cash balance of $176 million

•
Repurchased nearly 2.3 million shares of FNFV common stock for approximately $33 million during the third quarter; since the formation of FNFV, more than 17 million shares of common stock have been repurchased

“We again were successful in completing several monetization events during the quarter at FNFV,” said Chairman William P. Foley, II. “On September 28, 2015, we successfully distributed the common stock of J. Alexander's to our shareholders at a rate of 0.17272 shares of J. Alexander's for each share of FNFV. J. Alexander's began trading as an independent public company on September 29 , 2015. We have confidence that the J. Alexander's management team will create value for our FNFV shareholders that hold on to their ownership in J. Alexander's. In September, we indirectly sold approximately 912,000 shares of Fleetcor common stock and in October, FNFV received approximately $136 million in gross cash proceeds and $108 million in net, after-

tax, cash proceeds. We also continued our share repurchase efforts in the third quarter, buying back an additional 2.3 million shares of FNFV common stock for approximately $33 million and we ended the quarter with approximately $176 million of cash at the FNFV holding company level."

Conference Call
We will host a call with investors and analysts to discuss third quarter 2015 results of FNFV on Wednesday, October 28, 2015, beginning at 10:00 a.m. Eastern Time. A live webcast of the conference call will be available on the Events and Multimedia page of the FNF Investor Relations website at www.fnf.com. The conference call replay will be available via webcast through the FNF Investor Relations website at www.fnf.com. The telephone replay will be available from 12:00 p.m. Eastern time on October 28, 2015, through November 4, 2015, by dialing 800-475-6701 (USA) or 320-365-3844 (International). The access code will be 370126.

About Fidelity National Financial, Inc.
Fidelity National Financial, Inc. is organized into two groups, FNF Group (NYSE: FNF) and FNFV Group (NYSE: FNFV). FNF is a leading provider of title insurance, technology and transaction services to the real estate and mortgage industries. FNF is the nation’s largest title insurance company through its title insurance underwriters - Fidelity National Title, Chicago Title, Commonwealth Land Title, Alamo Title and National Title of New York - that collectively issue more title insurance policies than any other title company in the United States. FNF also provides industry-leading mortgage technology solutions and transaction services, including MSP®, the leading residential mortgage servicing technology platform in the U.S., through its majority-owned subsidiaries, Black Knight Financial Services, Inc. and ServiceLink Holdings, LLC. FNFV holds majority and minority equity investment stakes in a number of entities, including American Blue Ribbon Holdings, LLC, J. Alexander’s, LLC , Ceridian HCM, Inc., Fleetcor Technologies, Inc. and Digital Insurance, Inc. More information about FNF and FNFV can be found at www.fnf.com.

Use of Non-GAAP Financial Information
Generally Accepted Accounting Principles (GAAP) is the term used to refer to the standard framework of guidelines for financial accounting. GAAP includes the standards, conventions, and rules accountants follow in recording and summarizing transactions and in the preparation of financial statements. In addition to reporting financial results in accordance with GAAP, the Company has provided non-GAAP financial measures, which it believes are useful to help investors better understand its financial performance, competitive position and prospects for the future. These non-GAAP measures include earnings before interest, taxes and depreciation and amortization (EBITDA), adjusted earnings before interest, taxes and depreciation and amortization (Adjusted EBITDA), adjusted earnings before interest, taxes and depreciation as a percent of adjusted revenue (Adjusted EBITDA margin), adjusted net earnings, adjusted EPS and free cash flow.

Any non-GAAP measures should be considered in context with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP net earnings. Further, FNF's non-GAAP measures may be calculated differently from similarly titled measures of other companies. Reconciliations of these non-GAAP measures to related GAAP measures are provided below.

Forward-Looking Statements and Risk Factors
This press release contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements regarding our expectations, hopes, intentions or strategies regarding the future are forward-looking statements. Forward-looking statements are based on management's beliefs, as well as assumptions made by, and information currently available to, management. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The risks and uncertainties which forward-looking statements are subject to include, but are not limited to: changes in general economic, business and political conditions, including changes in the financial markets; weakness or adverse changes in the level of real estate activity, which may be caused by, among other things, high or increasing interest rates, a limited supply of mortgage funding or a weak U. S. economy; our potential inability to find suitable acquisition candidates, acquisitions in lines of business that will not necessarily be limited to our traditional areas of focus, or difficulties in integrating acquisitions; our dependence on distributions from our title insurance underwriters as a main source of cash flow; significant competition that our operating subsidiaries face; compliance with extensive government regulation of our operating subsidiaries.

This press release should be read in conjunction with the press release filed for the results of FNF Group on this same date as well as the risks detailed in the “Statement Regarding Forward-Looking Information,” “Risk Factors” and other sections of the Company’s Form 10-Q,10-K and other filings with the Securities and Exchange Commission.

SOURCE: Fidelity National Financial, Inc.
CONTACT: Daniel Kennedy Murphy, Senior Vice President and Treasurer, 904-854-8120, dkmurphy@fnf.com

 FIDELITY NATIONAL FINANCIAL VENTURES
THIRD QUARTER SEGMENT INFORMATION
(In millions)
(Unaudited)

	Total FNFV	Restaurant Group	FNFV Corporate and Other
Three Months Ended
September 30, 2015
Operating revenue	$378	$349	$29
Interest and investment income	1	—	1
Realized gains and losses, net	(10)	(11)	1
Total revenue	369	338	31

Personnel costs	39	17	22
Other operating expenses	24	18	6
Cost of restaurant revenue	302	302	—
Depreciation and amortization	17	12	5
Interest expense	3	2	1
Total expenses	385	351	34

Pre-tax loss from continuing operations	$(16)	$(13)	$(3)

Non-GAAP adjustments before taxes
Realized (gains) and losses, net	$10	$11	$(1)
Purchase price amortization	7	3	4
IPO costs	4	4	—
Total non-GAAP adjustments before taxes	$21	$18	$3

Adjusted pre-tax earnings from continuing operations	$5	$5	$—
Adjusted pre-tax margin from continuing operations	1.3%	1.4%	—

Purchase price amortization	(7)	(3)	(4)
Depreciation and amortization	17	12	5
Interest expense	3	2	1

Adjusted EBITDA	$18	$16	$2
Adjusted EBITDA margin	4.7%	4.6%	6.7%

FIDELITY NATIONAL FINANCIAL VENTURES
THIRD QUARTER SEGMENT INFORMATION
(In millions)
(Unaudited)

	Total FNFV	Restaurant Group	FNFV Corporate and Other
Three Months Ended
September 30, 2015
Pre-tax loss from continuing operations	$(16)	$(13)	$(3)

Income tax benefit	(14)	—	(14)
Loss from equity investments	(21)	—	(21)
Non-controlling interests	(5)	(5)	—

Net losses attributable to FNFV common shareholders	$(18)	$(8)	$(10)

EPS attributable to FNFV common shareholders - basic	$(0.24)	$(0.11)	$(0.13)
EPS attributable to FNFV common shareholders - diluted	$(0.24)	$(0.11)	$(0.13)

FNFV weighted average shares - basic	76
FNFV weighted average shares - diluted	78

Net losses attributable to FNFV common shareholders	$(18)	$(8)	$(10)

Total non-GAAP, pre-tax adjustments	$21	$18	$3
Income taxes on non-GAAP adjustments	(12)	(5)	(7)
Ceridian Divestiture Loss	15	—	15
Noncontrolling interest on non-GAAP adjustments	(6)	(6)	—
Total non-GAAP adjustments	18	7	11

Adjusted net earnings (loss) attributable to FNFV common shareholders	$—	$(1)	$1

Adjusted EPS attributable to FNFV common shareholders - diluted	$—	$(0.01)	$0.01

Cash flows provided by operations:	$3
Non-GAAP adjustments:
IPO costs	4
Total non-GAAP adjustments	4

Adjusted cash flows from operations	7
Capital expenditures	21
Free cash flow	$(14)

FIDELITY NATIONAL FINANCIAL VENTURES
THIRD QUARTER SEGMENT INFORMATION
(In millions)
(Unaudited)

	Total FNFV	Restaurant Group	FNFV Corporate and Other
Three Months Ended
September 30, 2014
Operating revenue	$371	$343	$28
Interest and investment income	1	—	1
Realized gains and losses, net	(5)	—	(5)
Total revenue	367	343	24

Personnel costs	42	19	23
Other operating expenses	21	15	6
Cost of restaurant revenue	296	296	—
Depreciation and amortization	17	14	3
Interest expense	—	2	(2)
Total expenses	376	346	30

Pre-tax losses from continuing operations	$(9)	$(3)	$(6)

Non-GAAP adjustments before taxes
Realized (gains) and losses, net	$5	$—	$5
Purchase price amortization	6	4	2
Total non-GAAP adjustments before taxes	$11	$4	$7

Adjusted pre-tax earnings from continuing operations	$2	$1	$1
Adjusted pre-tax margin from continuing operations	0.5%	0.3%	3.4%

Purchase price amortization	(6)	(4)	(2)
Depreciation and amortization	17	14	3
Interest expense	—	2	(2)

Adjusted EBITDA	$13	$13	$—
Adjusted EBITDA margin	3.5%	3.8%	—

FIDELITY NATIONAL FINANCIAL VENTURES
THIRD QUARTER SEGMENT INFORMATION
(In millions)
(Unaudited)

	Total FNFV	Restaurant Group	FNFV Corporate and Other
Three Months Ended
September 30, 2014
Pre-tax losses from continuing operations	$(9)	$(3)	$(6)

Income tax benefit	(8)	—	(8)
Loss from equity investments	(8)	—	(8)
Loss from discontinued operations, net of tax	(13)	—	(13)
Non-controlling interests	(10)	(2)	(8)

Net loss attributable to FNFV common shareholders	$(12)	$(1)	$(11)

EPS attributable to FNFV common shareholders - basic	$(0.13)	$(0.01)	$(0.12)
EPS attributable to FNFV common shareholders - diluted	$(0.13)	$(0.01)	$(0.12)

FNFV weighted average shares - basic	92
FNFV weighted average shares - diluted	93

Net loss attributable to FNFV common shareholders	$(12)	$(1)	$(11)

Total non-GAAP, pre-tax adjustments	$11	$4	$7
Income taxes on non-GAAP adjustments	(3)	—	(3)
Noncontrolling interest on non-GAAP adjustments	(2)	(2)	—
Total non-GAAP adjustments	6	2	4

Adjusted net earnings attributable to FNFV common shareholders	$(6)	$1	$(7)

Adjusted EPS attributable to FNFV common shareholders - diluted	$(0.06)	$0.01	$(0.07)

Adjusted net earnings attributable to FNFV common shareholders	$(6)	$1	$(7)
Loss from discontinued operations, net of tax	13	—	13
Non-controlling interests on discontinued operations	(8)	—	(8)
Adjusted net earnings (loss) from continuing operations attributable to FNFV common shareholders	$(1)	$1	$(2)

Adjusted EPS from continuing operations attributable to FNFV common shareholders - diluted	$(0.01)	$0.01	$(0.02)

Cash flows used by operations:	$8

Capital expenditures	29
Free cash flow	$(21)

FIDELITY NATIONAL FINANCIAL VENTURES
YTD QUARTER SEGMENT INFORMATION
(In millions)
(Unaudited)

	Total FNFV	Restaurant Group	FNFV Corporate and Other
Nine Months Ended
September 30, 2015
Operating revenue	$1,256	$1,084	$172
Interest and investment income	2	—	2
Realized gains and losses, net	(11)	(11)	—
Total revenue	1,247	1,073	174

Personnel costs	115	50	65
Other operating expenses	147	55	92
Cost of restaurant revenue	921	921	—
Depreciation and amortization	51	38	13
Interest expense	6	5	1
Total expenses	1,240	1,069	171

Pre-tax earnings from continuing operations	$7	$4	$3

Non-GAAP adjustments before taxes
Realized (gains) and losses, net	$11	$11	$—
Purchase price amortization	21	11	10
IPO costs	7	7	—
Total non-GAAP adjustments before taxes	$39	$29	$10

Adjusted pre-tax earnings from continuing operations	$46	$33	$13
Adjusted pre-tax margin from continuing operations	3.7%	3.0%	7.5%

Purchase price amortization	(21)	(11)	(10)
Depreciation and amortization	51	38	13
Interest expense	6	5	1

Adjusted EBITDA	$82	$65	$17
Adjusted EBITDA margin	6.5%	6.0%	9.8%

FIDELITY NATIONAL FINANCIAL VENTURES
YTD QUARTER SEGMENT INFORMATION
(In millions)
(Unaudited)

	Total FNFV	Restaurant Group	FNFV Corporate and Other
Nine Months Ended
September 30, 2015
Pre-tax earnings from continuing operations	$7	$4	$3

Income tax benefit	(18)	—	(18)
Loss from equity investments	(20)	—	(20)
Non-controlling interests	13	1	12

Net (loss) earnings attributable to FNFV common shareholders	$(8)	$3	$(11)

EPS attributable to FNFV common shareholders - basic	$(0.10)	$0.04	$(0.14)
EPS attributable to FNFV common shareholders - diluted	$(0.10)	$0.04	$(0.14)

FNFV weighted average shares - basic	81
FNFV weighted average shares - diluted	84

Net (loss) earnings attributable to FNFV common shareholders	$(8)	$3	$(11)

Total non-GAAP, pre-tax adjustments	$39	$29	$10
Income taxes on non-GAAP adjustments	(17)	(7)	(10)
Ceridian Divestiture Loss	15	—	15
Noncontrolling interest on non-GAAP adjustments	(11)	(11)	—
Total non-GAAP adjustments	26	11	15

Adjusted net earnings attributable to FNFV common shareholders	$18	$14	$4

Adjusted EPS attributable to FNFV common shareholders - diluted	$0.21	$0.17	$0.04

Cash flows used by operations:	$7
Non-GAAP adjustments:
IPO costs	7
Total Non-GAAP adjustments	7

Adjusted cash flows from operations	14
Capital expenditures	45
Free cash flow	$(31)

FIDELITY NATIONAL FINANCIAL VENTURES
YTD QUARTER SEGMENT INFORMATION
(In millions)
(Unaudited)

	Total FNFV	Restaurant Group	FNFV Corporate and Other
Nine Months Ended
September 30, 2014
Operating revenue	$1,137	$1,055	$82
Interest and investment income	5	—	5
Realized gains and losses, net	(6)	(1)	(5)
Total revenue	1,136	1,054	82

Personnel costs	114	52	62
Other operating expenses	61	46	15
Cost of restaurant revenue	899	899	—
Depreciation and amortization	49	39	10
Interest expense	3	5	(2)
Total expenses	1,126	1,041	85

Pre-tax earnings (loss) from continuing operations	$10	$13	$(3)

Non-GAAP adjustments before taxes
Realized (gains) and losses, net	$6	$1	$5
Purchase price amortization	19	11	8
Total non-GAAP adjustments before taxes	$25	$12	$13

Adjusted pre-tax earnings from continuing operations	$35	$25	$10
Adjusted pre-tax margin from continuing operations	3.1%	2.4%	11.5%

Purchase price amortization	(19)	(11)	(8)
Depreciation and amortization	49	39	10
Interest expense	3	5	(2)

Adjusted EBITDA	$68	$58	$10
Adjusted EBITDA margin	6.0%	5.5%	11.5%

FIDELITY NATIONAL FINANCIAL VENTURES
YTD QUARTER SEGMENT INFORMATION
(In millions)
(Unaudited)

	Total FNFV	Restaurant Group	FNFV Corporate and Other
Nine Months Ended
September 30, 2014
Pre-tax earnings (loss) from continuing operations	$10	$13	$(3)

Income tax benefit	(13)	—	(13)
Loss from equity investments	(46)	—	(46)
Non-controlling interests	1	4	(3)

Net (loss) earnings attributable to FNFV common shareholders	$(24)	$9	$(33)

EPS attributable to Old FNF common shareholders - basic	$(0.04)	$0.04	$(0.08)
EPS attributable to Old FNF common shareholders - diluted	$(0.04)	$0.04	$(0.08)

EPS attributable to FNFV common shareholders - basic	$(0.13)	$(0.01)	$(0.12)
EPS attributable to FNFV common shareholders - diluted	$(0.13)	$(0.01)	$(0.12)

Old FNF weighted average shares - basic	183
Old FNF weighted average shares - diluted	189

FNFV weighted average shares - basic	31
FNFV weighted average shares - diluted	31

Net (loss) earnings attributable to FNFV common shareholders	$(24)	$9	$(33)

Total non-GAAP, pre-tax adjustments	$25	$12	$13
Ceridian truck stop settlement	34	—	34
Income taxes on non-GAAP adjustments	(21)	(3)	(18)
Noncontrolling interest on non-GAAP adjustments	(5)	(5)	—
Total non-GAAP adjustments	33	4	29

Adjusted net earnings (loss) attributable to FNFV common shareholders	$9	$13	$(4)

Adjusted EPS attributable to FNFV common shareholders - diluted	$0.29	$0.42	$(0.13)

Adjusted net earnings (loss) attributable to FNFV common shareholders	$9	$13	$(4)
Earnings from discontinued operations, net of tax	—	—	—
Non-controlling interests on discontinued operations	(2)	—	(2)
Adjusted net earnings (loss) from continuing operations attributable to FNFV common shareholders	$7	$13	$(6)

Cash flows provided by operations:	$1

Capital expenditures	58
Free cash flow	$(57)

FIDELITY NATIONAL FINANCIAL VENTURES
SUMMARY BALANCE SHEET AND BOOK VALUE SUMMARY
(In millions)

	FNFV September 30, 2015	FNFV December 31, 2014
	(Unaudited)	(Unaudited)
Cash and investment portfolio	$781	$1,009
Goodwill	188	206
Total assets	1,488	1,919
Notes payable	211	121
Non-controlling interest	111	137
Total equity and redeemable non-controlling interests	1,124	1,515
Total equity attributable to common shareholders	1,013	1,378

	FNF Group September 30, 2015	FNFV September 30, 2015	Consolidated September 30, 2015	Consolidated December 31, 2014
	(Unaudited)	(Unaudited)	(Unaudited)
Cash and investment portfolio	$4,924	$781	$5,705	$5,369
Goodwill	4,543	188	4,731	4,721
Title plant	394	—	394	393
Total assets	12,548	1,488	14,036	13,845
Notes payable	2,600	211	2,811	2,803
Reserve for title claim losses	1,605	—	1,605	1,621
Secured trust deposits	684	—	684	622
Redeemable non-controlling interests	344	—	344	715
Non-redeemable non-controlling interests	703	111	814	79
Total equity and redeemable non-controlling interests	5,825	1,124	6,949	6,788
Total equity attributable to common shareholders	4,778	1,013	5,791	5,994

Adjusted Book Value Summary	FNFV September 30, 2015	FNFV December 31, 2014
	(Unaudited)	(Unaudited)
Ceridian/Fleetcor	$501	$632
American Blue Ribbon Holdings	167	159
J. Alexander's	—	100
Digital Insurance	73	149
Holding Company Cash	176	164
Other	97	111
FNFV Book Value	$1,014	$1,315

FIDELITY NATIONAL FINANCIAL, INC.
CONSOLIDATED SUMMARY OF EARNINGS
(In millions)
(Unaudited)

	Three Months Ended			Nine Months Ended
	September 30, 2015			September 30, 2015
	Consolidated	Core	FNFV	Consolidated	Core	FNFV
Direct title premiums	$524	$524	$—	$1,488	$1,488	$—
Agency title premiums	647	647	—	1,685	1,685	—
Total title premiums	1,171	1,171	—	3,173	3,173	—
Escrow, title-related and other fees	852	823	29	2,517	2,345	172
Total title and escrow and other	2,023	1,994	29	5,690	5,518	172

Restaurant revenue	349	—	349	1,084	—	1,084
Interest and investment income	30	29	1	93	91	2
Realized gains and losses, net	(10)	—	(10)	(19)	(8)	(11)
Total revenue	2,392	2,023	369	6,848	5,601	1,247

Personnel costs	680	641	39	1,993	1,878	115
Other operating expenses	476	452	24	1,424	1,277	147
Cost of restaurant revenue	302	—	302	921	—	921
Agent commissions	495	495	—	1,279	1,279	—
Depreciation and amortization	102	85	17	306	255	51
Title claim loss expense	65	65	—	185	185	—
Interest expense	34	31	3	97	91	6
Total expenses	2,154	1,769	385	6,205	4,965	1,240

Earnings (loss) from continuing operations before taxes	238	254	(16)	643	636	7
Income tax expense (benefit)	81	95	(14)	219	237	(18)
Earnings (loss) from continuing operations before equity investments	157	159	(2)	424	399	25
(Loss) earnings from equity investments	(19)	2	(21)	(16)	4	(20)
Net earnings (loss)	138	161	(23)	408	403	5
Non-controlling interests	6	11	(5)	20	7	13
Net earnings (loss) attributable to common shareholders	$132	$150	$(18)	$388	$396	$(8)

Cash flows provided by operations	280	277	3	660	653	7

FIDELITY NATIONAL FINANCIAL, INC.
CONSOLIDATED SUMMARY OF EARNINGS
(In millions)
(Unaudited)

	Three Months Ended			Nine Months Ended
	September 30, 2014			September 30, 2014
	Consolidated	Core	FNFV	Consolidated	Core	FNFV
Direct title premiums	$465	$465	$—	$1,249	$1,249	$—
Agency title premiums	528	528	—	1,450	1,450	—
Total title premiums	993	993	—	2,699	2,699	—
Escrow, title-related and other fees	736	708	28	2,097	2,015	82
Total title and escrow and other	1,729	1,701	28	4,796	4,714	82

Restaurant revenue	343	—	343	1,055	—	1,055
Interest and investment income	28	27	1	93	88	5
Realized gains and losses, net	(7)	(2)	(5)	(6)	—	(6)
Total revenue	2,093	1,726	367	5,938	4,802	1,136

Personnel costs	626	584	42	1,888	1,774	114
Other operating expenses	411	390	21	1,247	1,186	61
Cost of restaurant revenue	296	—	296	899	—	899
Agent commissions	396	396	—	1,098	1,098	—
Depreciation and amortization	101	84	17	302	253	49
Title claim loss expense	59	59	—	169	169	—
Interest expense	32	32	—	96	93	3
Total expenses	1,921	1,545	376	5,699	4,573	1,126

Earnings (loss) from continuing operations before taxes	172	181	(9)	239	229	10
Income tax expense (benefit)	65	73	(8)	79	92	(13)
Earnings from continuing operations before equity investments	107	108	(1)	160	137	23
(Loss) earnings from equity investments	(7)	1	(8)	(43)	3	(46)
Net earnings (loss) from continuing operations	100	109	(9)	117	140	(23)
Loss from discontinued operations, net of tax	(13)	—	(13)	(1)	(1)	—
Net earnings (loss)	87	109	(22)	116	139	(23)
Non-controlling interests	(15)	(5)	(10)	(75)	(76)	1
Net earnings (loss) attributable to common shareholders	$102	$114	$(12)	$191	$215	$(24)

Cash flows provided by operations	300	292	8	289	288	1

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